UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-2944

Oppenheimer Rising Dividends Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2014 / Unaudited

	Shares	Value

Common Stocks—99.7%

Consumer Discretionary—13.9%

Auto Components—0.8%
Delphi Automotive plc	723,860	$44,075,835

Hotels, Restaurants & Leisure—0.5%
Wynn Resorts Ltd.	140,760	30,604,039

Media—5.9%
Time Warner, Inc.	927,480	58,273,568

Twenty-First Century Fox, Inc., Cl. A	2,810,190	89,420,246

Viacom, Inc., Cl. B	718,070	58,953,547

Walt Disney Co. (The)	1,859,520	135,019,747

		341,667,108

Specialty Retail—3.2%
Home Depot, Inc. (The)	1,462,440	112,388,514

Tiffany & Co.	861,950	71,705,621

		184,094,135

Textiles, Apparel & Luxury Goods—3.5%
Nike, Inc., Cl. B	1,221,320	88,973,162

VF Corp.	1,953,450	114,179,153

		203,152,315

Consumer Staples—8.1%

Beverages—1.0%
Brown-Forman Corp., Cl. B	768,455	59,171,035

Food & Staples Retailing—3.1%
Costco Wholesale Corp.	716,260	80,478,973

CVS Caremark Corp.	1,473,090	99,757,655

		180,236,628

Food Products—3.1%
Hershey Co. (The)	1,023,950	101,780,630

J.M. Smucker Co. (The)	793,860	76,520,166

		178,300,796

Personal Products—0.9%
Estee Lauder Cos., Inc. (The), Cl. A	744,830	51,199,614

Energy—7.3%

Energy Equipment & Services—2.0%
Halliburton Co.	879,700	43,114,097

Oceaneering International, Inc.	402,420	27,424,923

Schlumberger Ltd.	506,410	44,346,324

		114,885,344

Oil, Gas & Consumable Fuels—5.3%
Chevron Corp.	841,530	93,939,994

EOG Resources, Inc.	347,360	57,397,766
Exxon Mobil Corp.	937,855	86,432,717

	Shares	Value

Noble Energy, Inc.	677,740	$42,243,534

Pioneer Natural Resources Co.	157,790	26,717,003

		306,731,014

Financials—17.2%

Capital Markets—5.5%
Ameriprise Financial, Inc.	1,103,610	116,585,360

Charles Schwab Corp. (The)	2,453,080	60,885,446

Goldman Sachs Group, Inc. (The)	433,740	71,185,409

Invesco Ltd.	2,116,280	70,366,310

		319,022,525

Commercial Banks—6.1%
JPMorgan Chase & Co.	2,111,570	116,896,515

U.S. Bancorp	2,226,660	88,465,202

Wells Fargo & Co.	3,227,550	146,337,117

		351,698,834

Consumer Finance—1.5%
American Express Co.	1,041,890	88,581,488

Diversified Financial Services—0.8%
Bank of America Corp.	2,654,560	44,463,880

Insurance—2.5%
Aon plc	929,040	74,750,558

Marsh & McLennan Cos., Inc.	1,562,130	71,404,962

		146,155,520

Real Estate Investment Trusts (REITs)—0.8%
American Tower Corp.	542,200	43,853,136

Health Care—17.0%

Biotechnology—2.0%
Amgen, Inc.	980,400	116,618,580

Health Care Equipment & Supplies—1.3%
Becton Dickinson & Co.	411,170	44,455,701

Medtronic, Inc.	506,240	28,632,934

		73,088,635

Health Care Providers & Services—3.5%
Cardinal Health, Inc.	1,665,770	113,305,676

UnitedHealth Group, Inc.	1,237,390	89,438,549

		202,744,225

Life Sciences Tools & Services—2.0%
Thermo Fisher Scientific, Inc.	1,005,560	115,780,178

Pharmaceuticals—8.2%
AbbVie, Inc.	1,973,830	97,171,651

Allergan, Inc.	631,640	72,385,944

Bristol-Myers Squibb Co.	2,242,090	112,037,237

Johnson & Johnson	817,900	72,359,613

1     OPPENHEIMER RISING DIVIDENDS FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Pfizer, Inc.	3,854,710	$117,183,184

		471,137,629

Industrials—14.0%

Aerospace & Defense—5.7%
Honeywell International, Inc.	510,770	46,597,547

Lockheed Martin Corp.	606,020	91,454,478

Precision Castparts Corp.	333,070	84,849,583

United Technologies Corp.	916,700	104,522,134

		327,423,742

Building Products—1.5%
Allegion plc[1]	509,830	25,160,110

Fortune Brands Home & Security, Inc.	1,354,900	61,051,794

		86,211,904

Commercial Services & Supplies—1.6%
Tyco International Ltd.	2,295,110	92,929,004

Electrical Equipment—1.0%
Eaton Corp. plc	801,430	58,576,518

Machinery—3.7%
Flowserve Corp.	594,180	42,977,040

Ingersoll-Rand plc	1,529,490	89,918,717

Parker Hannifin Corp.	712,790	80,809,002

		213,704,759

Road & Rail—0.5%
Kansas City Southern	290,920	30,718,243

Information Technology—16.4%

Communications Equipment—1.8%
Cisco Systems, Inc.	4,629,110	101,423,800

Computers & Peripherals—7.1%
Apple, Inc.	384,620	192,540,772

EMC Corp.	2,863,280	69,405,907

Western Digital Corp.	1,705,702	146,980,342

		408,927,021

IT Services—2.4%
MasterCard, Inc., Cl. A	1,091,360	82,594,125

Visa, Inc., Cl. A	259,810	55,970,868

		138,564,993

	Shares	Value

Semiconductors & Semiconductor Equipment—2.6%
Texas Instruments, Inc.	2,118,400	89,820,160

Xilinx, Inc.	1,258,020	58,397,288

		148,217,448

Software—2.5%
Microsoft Corp.	3,899,692	147,603,342

Materials—3.4%

Chemicals—3.4%
Ecolab, Inc.	700,600	70,438,324

	Shares	Value

LyondellBasell Industries NV, Cl. A	725,848	$57,167,789

PPG Industries, Inc.	389,020	70,941,687

		198,547,800

Telecommunication Services—0.9%

Diversified Telecommunication Services—0.9%
Verizon Communications, Inc.	1,090,200	52,351,404

Utilities—1.5%

Electric Utilities—1.0%
NextEra Energy, Inc.	643,920	59,195,566

Multi-Utilities—0.5%
Sempra Energy	322,520	29,900,829

Total Common Stocks (Cost $5,082,032,951)		5,761,558,866

Investment Company—0.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $24,035,713)	24,035,713	24,035,713

Total Investments, at Value (Cost $5,106,068,664)	100.1%	5,785,594,579

Liabilities in Excess of Other Assets	(0.1)	(7,615,854)

Net Assets	100.0%	$5,777,978,725

2     OPPENHEIMER RISING DIVIDENDS FUND

STATEMENT OF INVESTMENTS January 31, 2014 / Unaudited

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares January 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	165,542,542	268,661,757	410,168,586	24,035,713

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$24,035,713	$26,225

3. Rate shown is the 7-day yield as of January 31, 2014.

3      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Rising Dividends Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale,

4      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair

5      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$803,593,432	$—	$—	$803,593,432

6      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Consumer Staples	468,908,073	—	—	468,908,073
Energy	421,616,358	—	—	421,616,358
Financials	993,775,384	—	—	993,775,384
Health Care	979,369,246	—	—	979,369,246
Industrials	809,564,171	—	—	809,564,171
Information Technology	944,736,603	—	—	944,736,603
Materials	198,547,800	—	—	198,547,800
Telecommunication Services	52,351,404	—	—	52,351,404
Utilities	89,096,395	—	—	89,096,395
Investment Company	24,035,713	—	—	24,035,713

Total Assets	$5,785,594,579	$—	$—	$5,785,594,579

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$5,106,546,523

Gross unrealized appreciation	$737,790,696
Gross unrealized depreciation	(58,742,640)

Net unrealized appreciation	$679,048,056

7      OPPENHEIMER RISING DIVIDENDS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rising Dividends Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/13/2014